UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-6200	20-2777218

550 South Tryon Street, Charlotte, North Carolina 28202
(Address of Principal Executive Offices, including Zip code)

(704) 382-3853
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

o            Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Corporation held its Annual Meeting on May 3, 2018.

(b)
At the Annual Meeting, shareholders voted on the following items: (i) election of directors, (ii) ratification of the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2018, (iii) an advisory vote to approve the Corporation’s named executive officer compensation, (iv) an amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority requirements, and (v) a shareholder proposal regarding providing an annual report on Duke Energy’s lobbying expenses. For more information on the proposals, see Duke Energy’s proxy statement dated March 22, 2018. Set forth on the following pages are the final voting results for each of the proposals.

• Election of Director Nominees

Director	Votes For	Withheld	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + WITHHELD
Michael G. Browning	417,033,101	33,999,051	169,041,096	92.46%
Theodore F. Craver, Jr.	442,711,745	8,320,407	169,041,096	98.16%
Robert M. Davis	443,288,706	7,743,446	169,041,096	98.28%
Daniel R. DiMicco	437,410,993	13,621,159	169,041,096	96.98%
John H. Forsgren	427,268,672	23,763,480	169,041,096	94.73%
Lynn J. Good	433,738,609	17,293,543	169,041,096	96.17%
John T. Herron	443,223,806	7,808,346	169,041,096	98.27%
James B. Hyler, Jr.	442,685,208	8,346,944	169,041,096	98.15%
William E. Kennard	437,451,432	13,580,720	169,041,096	96.99%
E. Marie McKee	423,883,330	27,148,822	169,041,096	93.98%
Charles W. Moorman IV	442,565,609	8,466,543	169,041,096	98.12%
Carlos A. Saladrigas	425,467,265	25,564,887	169,041,096	94.33%
Thomas E. Skains	443,131,533	7,900,619	169,041,096	98.25%
William E. Webster, Jr.	443,110,924	7,921,228	169,041,096	98.24%

Each director nominee was elected to the Board of Directors with the support of a majority of the votes cast.

• Proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2018

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
600,581,318	15,720,220	3,771,710	N/A	97.45%	96.86%

The proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm was approved by the majority of the shares represented.

• Advisory vote to approve Duke Energy Corporation’s named executive officer compensation

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
364,173,137	80,829,875	6,029,140	169,041,096	81.83%	80.74%

The advisory vote to approve Duke Energy Corporation’s named executive officer compensation was approved by the majority of the shares represented.

• Amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority requirements

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Outstanding Shares (700,605,319)
434,773,543	12,035,288	4,223,321	169,041,096	62.05%

The amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority requirements failed to receive the support of 80% of the outstanding shares and, therefore, was not approved.

• Shareholder proposal regarding providing an annual report on Duke Energy’s lobbying expenses

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
151,165,097	285,723,242	14,143,813	169,041,096	34.60%	33.51%

The shareholder proposal regarding providing an annual report on Duke Energy’s lobbying expenses failed to receive the support of a majority of the shares represented and, therefore, was not approved.

(c)    Not applicable.

(d)    Not applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: May 9, 2018	By:	/s/ Julia S. Janson
Executive Vice President, External Affairs, Chief Legal
Officer and Corporate Secretary